UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New CFO

In connection with the previously announced Chief Financial Officer transition, on May 23, 2025, The Simply Good Foods Company (the “Company”) appointed Christopher J. Bealer as the Company’s Chief Financial Officer effective July 3, 2025. Mr. Bealer is currently serving as the Company’s Senior Vice President, Finance having joined the Company on April 1, 2025. As Chief Financial Officer, Mr. Bealer will continue to report to Geoff E. Tanner, the Company’s President and Chief Executive Officer.

Mr. Bealer, age 48, has almost 23 years of experience in consumer-packaged goods and consumer durables in North America and Global markets. Mr. Bealer was most recently EVP Corporate Controller at Reckitt Benckiser Group PLC (“Reckitt”) from March 2024 to March 31, 2025, and CFO Health at Reckitt from April 2021 to February 2024. In his EVP Corporate Controller role with Reckitt, Mr. Bealer led a global team of over 600 employees accountable for global controls, financial shared services, group reporting and accounting, as well as leading the functional operating model transformation. Prior to his roles at Reckitt, Mr. Bealer served as Vice President and CFO Europe, Middle East and Africa Region from August 2018 to March 2021 and Vice President and CFO North America Region from November 2015 to August 2018 for Whirlpool Corporation. Earlier in his career, Bealer held various finance roles at Big Heart Pet Brands, Del Monte Foods, and H.J. Heinz Company. Mr. Bealer is a Certified Public Accountant in the United States and a qualified Associate Chartered Accountant in the United Kingdom. Mr. Bealer received his Bachelor’s Degree with Honours – Geography from the University of Birmingham, U.K.

As Chief Financial Officer, Mr. Bealer will receive an initial annual base salary of $500,000 (“Base Salary”), subject to future adjustment by the Company. Mr. Bealer will be eligible to participate in the Company’s long term equity incentive program, with an annual target opportunity of one hundred fifty percent (150%) of his Base Salary.

In addition, Mr. Bealer will be eligible to participate in the Company’s annual short term cash incentive program, as and if established by the Board (or a committee thereof), with an annual target bonus opportunity of seventy five percent (75%) of his Base Salary, based on the achievement of pre-established performance goals established by the Board (or a committee thereof). Mr. Bealer is also eligible to participate in the Company’s executive severance and other benefit programs available to Company employees and will be entitled to unlimited paid time off to be taken in accordance with Company policy.

There are no arrangements or understandings between Mr. Bealer and any other persons outside of the Company pursuant to which he was selected as an executive officer of the Company, and there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Bealer. Mr. Bealer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amendment to the Executive Severance Plan

On May 23, 2025, the Company’s Board of Directors (the “Board”), based on a unanimous recommendation from the Board’s Compensation Committee, amended and restated The Simply Good Foods Company Second Amended and Restated Executive Severance Plan (as amended to date, the “Third Amended and Restated Plan”), effective on the same date. The adoption of the Third Amended and Restated Plan resulted from the Board’s Compensation Committee’s regular review of the various aspects of the Company’s compensation program, was developed in consultation with the Compensation Committee’s independent compensation consultant and with the advice of counsel, and is intended to continue to promote the recruitment and retention of key executives. Capitalized terms used in this description without definition have the meaning given those terms in the Third Amended and Restated Plan.

The Third Amended and Restated Plan modifies the rate at which cash severance is payable to the Company’s President and Chief Executive Officer, Chief Financial Officer, Chief Legal Officer and Chief Human Resources Officer only upon a Qualifying Termination in connection with a Change in Control. No other changes were made to the plan as previously in effect.

Pursuant to the Third Amended and Restated Plan, upon a Qualifying Termination in connection with a Change in Control, the amount of cash severance payable will be determined by multiplying the following for the Company’s President and Chief Executive Officer by a rate of three (3) times and for each of the Company’s Chief Financial Officer, Chief Legal Officer and Chief Human Resources Officer by a rate of two (2) times:

•	the individual’s Base Salary, plus

•	Target Annual Bonus Amount, plus

•	an amount equal to the cost of COBRA coverage for a period of one year assuming the same benefits (medical, dental, etc.) and same level (single, family, etc.) as in effect for the Participant immediately prior to the Date of Termination (irrespective of whether the Participant actually elects COBRA coverage).

These changes apply to the following current Named Executive Officers: Messrs. Geoff E. Tanner (President and Chief Executive Officer), Shaun P. Mara (Chief Financial Officer), Timothy R. Kraft (Chief Legal and Corporate Affairs Officer) and Ms. Amy C. Held (Senior Vice President and Chief Human Resources Officer).

The foregoing summary is qualified in its entirety by reference to the Plan as filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	The Simply Good Foods Company Third Amended and Restated Executive Severance Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2025	By:	/s/ Shaun P. Mara
		Name:	Shaun P. Mara
		Title:	Chief Financial Officer
(Principal Financial Officer)

3